UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2010

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6677 Richmond Highway, Alexandria, Virginia		22306
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(800) 611-8488

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 25, 2010, USA Mobility, Inc. conducted a conference call for investors to discuss its financial results for the fourth quarter and year ended December 31, 2009. A replay of the call is available from 3:00 p.m. ET on February 25 until 11:59 p.m. on Thursday, March 11, 2010. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 1151304. The full text of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired:
Not applicable.

(b) Pro forma financial information:
Not applicable.

(c)Exhibit:
Exhibit 99.1
Description of Exhibit – USA Mobility, Inc. Operating Results for the Fourth Quarter and Year Ended December 31, 2009 Earnings Call Transcript (furnished pursuant to Item 7.01; not "filed" for purposes of Section 18 of the Exchange Act)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

February 26, 2010	By:	Thomas L. Schilling

Name: Thomas L. Schilling
Title: Chief Operating Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Operating Results for the Fourth Quarter and Year Ended December 31, 2009 Earnings Call Transcript (furnished pursuant to Item 7.01; not "filed" for purposes of Section 18 of the Exchange Act)